Exhibit 10.14

FIFTH AMENDMENT TO THE

EXTERRAN HOLDINGS, INC. 2007 STOCK INCENTIVE PLAN

This Fifth Amendment to the Exterran Holdings, Inc. 2007 Amended and Restated Stock Incentive Plan (this “Fifth Amendment”), is made and adopted by the Board of Directors (the “Board”) of Exterran Holdings, Inc., a Delaware corporation (the “Company”), effective as of the Effective Date (as defined below).

RECITALS

WHEREAS, the Company maintains the Exterran Holdings, Inc. Amended and Restated 2007 Stock Incentive Plan (as amended from time to time, the “Plan”);

WHEREAS, pursuant to Article XIII of the Plan, the Board has the authority to alter or amend the Plan or any part thereof from time to time;

WHEREAS, it is anticipated that the Company will spin-off Exterran Corporation, a Delaware corporation, into a new publicly-traded company (the “Spin-Off”);

WHEREAS, in connection with the Spin-Off, the Company will change its name to Archrock, Inc.; and

WHEREAS, the Board desires to amend the Plan in order to reflect the new name of the Company following the Spin-Off, effective as of the date of the consummation of the Spin-Off (the “Effective Date”).

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, subject to, and effective as of the Effective Date:

AMENDMENT

1.             Name of Plan.  The name of the Plan shall be amended to “Archrock, Inc. Amended and Restated 2007 Stock Incentive Plan.”

2.             References.  All references in the Plan to (i) “Exterran Holdings, Inc.” shall be amended to refer to “Archrock, Inc.” and (ii) “Exterran Holdings, Inc. Amended and Restated 2007 Stock Incentive Plan” shall be amended to refer to “Archrock, Inc. Amended and Restated 2007 Stock Incentive Plan.”

3.             General.  This Fifth Amendment shall be and hereby is incorporated into and forms a part of the Plan, and except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

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I hereby certify that the foregoing Fifth Amendment was duly adopted by the Board of Directors of Exterran Holdings, Inc. on October 30, 2015.

Executed on this 3rd day of November, 2015.

By:	/s/ D. Bradley Childers
D. Bradley Childers
President

Signature Page to Fifth Amendment to the

Exterran Holdings, Inc. 2007 Stock Incentive Plan